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                                                                   Exhibit 10.65



                             KNOLOGY HOLDINGS, INC.

                             1995 STOCK OPTION PLAN



                               AS OF MAY 1, 1998
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                                TABLE OF CONTENTS

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1.  PURPOSE................................................................1
2.  ADMINISTRATION.........................................................1
       2.1. Board..........................................................1
       2.2. Committee......................................................1
       2.3. No Liability...................................................2
       2.4. Applicability of Rule 16b-3....................................2
3.  STOCK..................................................................2
4.  ELIGIBILITY............................................................3
5.  EFFECTIVE DATE AND TERM OF THE PLAN....................................3
       5.1. Effective Date.................................................3
       5.2. Term...........................................................3
6.  GRANT OF OPTIONS.......................................................3
       6.1. General........................................................3
       6.2. Limitation on Grants of Options................................3
7.  LIMITATION ON INCENTIVE STOCK OPTIONS..................................4
8.  OPTION AGREEMENTS......................................................4
9.  OPTION PRICE...........................................................4
10. TERM AND EXERCISE OF OPTIONS...........................................5
      10.1. Term...........................................................5
      10.2. Option Period and Limitations on Exercise......................5
      10.3. Method of Exercise.............................................5
11. TRANSFERABILITY OF OPTIONS.............................................6
12. TERMINATION OF EMPLOYMENT..............................................6
13. RIGHTS IN THE EVENT OF DEATH OR DISABILITY.............................7
      13.1. Death..........................................................7
      13.2. Disability.....................................................8
14. USE OF PROCEEDS........................................................8
15. REQUIREMENTS OF LAW....................................................8
      15.1. Violations of Law..............................................8
      15.2. Compliance with Rule 16b-3.....................................9
16. AMENDMENT AND TERMINATION OF THE PLAN..................................9
17. EFFECT OF CHANGES IN CAPITALIZATION....................................10
      17.1. Changes in Stock...............................................10
      17.2. Reorganization in Which the Corporation
            Is the Surviving Corporation...................................10
      17.3. Reorganization in Which the Corporation
            Is Not the Surviving Corporation or Sale
            of Assets or Stock.............................................10
      17.4. Adjustments....................................................11
      17.5. No Limitations on Corporation..................................11
18. DISCLAIMER OF RIGHTS...................................................11

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19. NONEXCLUSIVITY OF THE PLAN...........................................12
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                             KNOLOGY HOLDINGS, INC.

                             1995 STOCK OPTION PLAN


       KNOLOGY HOLDINGS, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of this Stock Option Plan, dated as of December 6, 1995 (the "Plan") as follows:

1.     PURPOSE

       The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 4 below) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Corporation or that of one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code") ("Incentive Stock Option"), except to the extent that any such Option would exceed the limitations set forth in Section 7 below, the Option is granted to a non-employee director or the Options are specifically designated at the time of grant as not being "incentive stock options."

2.     ADMINISTRATION

       2.1.   Board

       The Plan shall be administered by the Board of Directors of the Corporation (the "Board"), which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

       2.2.   Committee

       The Board from time to time may appoint a Stock Option Committee consisting of two or more members of the Board, subject to Section 2.4. The Board,
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in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2.1 above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Corporation and applicable law. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

2.3.     No Liability

                  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

2.4.     Applicability of Rule 16b-3

                  Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Stock (as defined in Section 3) or any other equity security of the Corporation is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (each of whom is a "Reporting Person"). From and after such time as the Corporation's Stock or any other equity security of the Corporation is registered under the Exchange Act (the "Registration Date"), the Board may act under the Plan (i) only if all members of the Board are "disinterested persons" as defined in Rule 16b-3 or (ii) by the determination of the Committee constituted as set forth in the following sentence. From and after the Registration Date, the Committee appointed pursuant to Section 2.2 shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "disinterested person" as defined in Rule 16b-3.

3. STOCK

                  The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $.01 per share, of the Corporation (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 596,222 shares of Stock, which number of shares is subject to adjustment as provided in Section 17 below.

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If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4. ELIGIBILITY

                  Options may be granted under the Plan to any key employee, or non-employee director, of the Corporation or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") (including any such key employee who is an officer or director of the Corporation or any Subsidiary) as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. An individual may hold more than one Option, subject to such restrictions as are provided herein.

5. EFFECTIVE DATE AND TERM OF THE PLAN

5.1.     Effective Date

                  The Plan became effective on December 6, 1995, upon its adoption by the Board of Directors of the Corporation, and was approved within one year of such effective date by the stockholders of the Corporation.

5.2.     Term

                  The Plan shall terminate on December 6, 2005, the date ten years from the date of adoption of the Plan by the Board.

6.       GRANT OF OPTIONS

6.1.              General

                  Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. The date on which the Board approves the grant of an Option shall be considered the date on which such Option is granted.

6.2. Limitation on Grants of Options

                  The maximum number of shares subject to Options that can be granted under the Plan to any executive officer of the Company or a Subsidiary, or to any other person eligible for a grant of an Option under Section 4, is 450,000 shares during the first ten years after the effective date of the Plan and 450,000

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shares per year thereafter (in each case, subject to adjustment as provided in Section 16(a) hereof).

7. LIMITATION ON INCENTIVE STOCK OPTIONS

                  An Option shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(b)(7) of the Code) does not exceed $100,000.

8.       OPTION AGREEMENTS

                  All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Corporation and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.       OPTION PRICE

                  The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Board); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of the Stock covered by the Option at the time such Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Board shall use the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the date the Option is granted (or, if there is no such closing price, then the Board shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date), or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made. In the case of an Option not

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intended to constitute an Incentive Stock Option, the Option Price shall be not less than the par value of the Stock covered by the Option.

10.    TERM AND EXERCISE OF OPTIONS

10.1.    Term

                  Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years (ten years and 30 days, in the case of an Option which is not designated as an Incentive Stock Option) from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

10.2. Option Period and Limitations on Exercise

                  Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

10.3. Method of Exercise

                  An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the President, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of

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Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Board and set forth in the Option Agreement pertaining to an Option, either (i) in cash or by check payable to the order of the Corporation (which check may, in the discretion of the Corporation, be required to be certified); (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 17 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

11.      TRANSFERABILITY OF OPTIONS

                  During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

12.      TERMINATION OF EMPLOYMENT

                  Upon the termination of the employment, or service as a non-employee director, of an Optionee with the Corporation or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that in the event that such termination of employment is by reason of the Optionee's retirement with the consent of the Corporation or a Subsidiary in accordance with

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the normal retirement policies of the Corporation or a Subsidiary, as the case may be, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10.2 above), at any time within three months after such retirement and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such retirement, whether or not such Option was exercisable immediately prior to such retirement; provided further, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.2 above), in the event of termination of employment, or service as a non-employee director, of the Optionee with the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment, or service as a non-employee director, and prior to termination of the Option pursuant to Section 10.1 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to
Section 10.2 above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of retirement with the consent of the Corporation or a Subsidiary in accordance with the normal retirement policies of the Corporation or a Subsidiary, as the case may be, and whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan, shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed with the Corporation or any other Subsidiary.

13.    RIGHTS IN THE EVENT OF DEATH OR DISABILITY

       13.1.   Death

               If an Optionee dies while employed by, or serving as a non-employee director of, the Corporation or a Subsidiary, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section
10.2 above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10.1 above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Board may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 10.2 above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section
10.1 above, either subject to or without regard to

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any installment limitation on exercise imposed pursuant to
Section 10.2 above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

         13.2.    Disability

                  If an Optionee terminates employment with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section
10.2 above), at any time within one year after such termination of employment and prior to termination of the Option pursuant to Section 10.1 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment, whether or not such Option was exercisable immediately prior to such termination of employment; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 10.2 above), in the event of the termination of employment of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to Section 10.1 above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10.2 above, as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14.      USE OF PROCEEDS

                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

15.      REQUIREMENTS OF LAW

         15.1.    Violations of Law

                  The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter

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


amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Corporation shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         15.2. Compliance with Rule 16b-3

                  The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

16.      AMENDMENT AND TERMINATION OF THE PLAN

                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by the affirmative vote of stockholders who hold more than fifty percent (50%) of the combined voting power of the outstanding shares of voting stock of the Corporation present or represented, and entitled to vote thereon at a duly constituted stockholders' meeting, or by consent as permitted by law, (a) materially change the requirements as to eligibility to receive Options; (b) increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 17 hereof); (c) change the minimum Option Price set forth in
Section 9 hereof (except as permitted under Section 17 hereof); (d) increase the maximum period during which Options may be exercised; (e) extend the term of the Plan; or (f) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

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17.    EFFECT OF CHANGES IN CAPITALIZATION

       17.1.  Changes in Stock

              If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of the conversion of the outstanding shares of Preferred Stock to shares of Common Stock, par value $.01 per share, of the Corporation pursuant to the terms of the Certificate of Incorporation of the Corporation, or by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

       17.2.  Reorganization in Which the Corporation Is the Surviving
              Corporation

              Subject to Section 17.3 hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

       17.3. Reorganization in Which the Corporation Is Not the Surviving Corporation or Sale of Assets or Stock.

              Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a

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


sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the general limitations on exercise set forth in Section 10.2 above), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10.2 above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

         17.4. Adjustments

                  Adjustments under this Section 17 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         17.5. No Limitations on Corporation

                  The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.      DISCLAIMER OF RIGHTS

                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any

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Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any Subsidiary.

19.      NONEXCLUSIVITY OF THE PLAN

                  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

                                      * * *

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



                  This Plan was duly adopted and approved by the Board of Directors of the Corporation on December 6, 1995 and was duly approved by the stockholders of the Corporation on January 15, 1996.

                  This Plan was amended by the Board of Directors of the Corporation on September 19, 1997 (to reflect the Corporation's name change and increase the number of shares of Stock available for issuance under the Plan) and on February 4, 1998 (to reflect a 150:1 common stock split (effective May 1,
1998) and increase the number of shares of Stock available for issuance under the Plan in the aggregate and to certain individuals). Such amendments were duly approved by the stockholders of the Corporation on September 30, 1997, and April 15, 1998, respectively.

                          (sig) James K. McCormick
                          -----------------------------------------------
                          Secretary of the Corporation

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